Short-term investments	12 Months Ended
Dec. 31, 2015
Investments, All Other Investments [Abstract]
Short-term investments
5.	Short-term investments

In November 2014, the Group invested $27,354 (equivalent to RMB170 million) in two financial products managed by banks in the PRC. The investments were both principal protected with estimated but not guaranteed return rate of 4.5% and 5% per annum respectively. One financial product of $19,309 (equivalent to RMB120 million), was pledged as security deposit for a one-year short term loan of $5,506 (equivalent to RMB35 million) borrowed from the same PRC bank in December 2014. Both of the investments were redeemed in full on maturity date during the year ended December 31, 2015, and the fund was released to the Group’s bank accounts upon the maturity of the investments. The total investment income was $488 and $144 for the years ended December 31, 2015 and 2014 respectively and was recorded as interest income.